UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 9, 2026

Date of Report

(Date of earliest event reported)

Applife Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56144	82-4868628
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Anacapa Street

Suite C

Santa Barbara, CA 93101

Phone: (805) 500-3205

(Address and Telephone Number of Registrant’s Principal Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2026, the Company issued a convertible Promissory Note to an investor, with a principal amount of $60,000, including a $6,000 original issue discount for a purchase price of $54,000. The Note carries a one-time interest charge of 12% ($7,200) earned in full on the issue date and matures 12 months after issuance. The Note may be converted into shares of the Company’s common stock at a conversion price equal to 65% of the lowest traded price during the 10 trading days preceding the conversion date, subject to customary adjustments and a 4.99% beneficial ownership limitation.

The foregoing descriptions of each of the Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Purchase Agreement and the Note, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference.

On March 9, 2026, the Company entered into a six month investor relations and digital marketing service agreement with PCG Advisory, Inc. and its partner PRISM Digital Media. PCG Advisory, Inc. will be compensated Twenty Million (20,000,000) shares of common stock, for services rendered under the agreement.

The foregoing descriptions of the Service Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Service Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the Purchase Agreement and the Note above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information disclosed in Item 1.01 of this Form 8-K regarding the issuance of the Note is incorporated herein by reference. The Note was issued pursuant to the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and/or by Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Convertible Promissory Note dated March 9, 2026
10.1	Securities Purchase Agreement dated March 9, 2026
10.2	Service Agreement dated March 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2026

APPLIFE DIGITAL SOLUTIONS, INC.

/s/ Michael Hill
Michael Hill
Principal Executive Officer